Rule 497(e)
                                                               File Nos. 2-80886
                                                                        811-3626

                    SUPPLEMENT DATED JANUARY 4, 2000 TO THE
                       PROSPECTUS OF CITIZENS FUNDS DATED
                                NOVEMBER 1, 1999


     This Supplement relates to the Citizens Small Cap Index Fund. The fund started operations on December 28, 1999.

     On page 5, under "Citizens Small Cap Index Fund - Principal Investment Strategies," the second paragraph is deleted in its entirety and the following is substituted:

     During normal market conditions, at least 65% of the companies that make up the Citizens Small Cap Index will have market capitalizations in the range of $50 million to $3.5 billion at the time they are selected for the Index. The fund tries to achieve a 95% correlation, before expenses, with the performance of the Citizens Small Cap Index. Initially, the fund will be of a relatively small size so that it will not be practical for the fund to invest in all of the companies that make up the Citizens Small Cap Index. Once the fund reaches a size where it is practical to do so, the fund expects that under normal market conditions it will maintain at least an 80% match between the fund's equity holdings and the composition of the Citizens Small Cap Index.

     On page 9, the following information is added at the end of the paragraph entitled "Passive Investing Risk" (which begins on page 8):

     For some time after it starts operations, the Citizens Small Cap Index Fund may have a more difficult time matching the performance of the Citizens Small Cap Index, because during that period the fund will not be invested in many of the companies that make up the Index. In addition, the fund may delay buying some stocks when the fund's managers believe that their market prices are inflated as a result of temporary market factors (e.g., where the market prices significantly exceed recent average prices). This trading approach could hurt the fund's performance if the prices of those stocks go up and the fund buys them at even higher prices.

     On pages 18 and 20, the following replaces the information relating to the Citizens Small Cap Index Fund contained in the tables:

                         Annual Fund Operating Expenses
                    (expenses that are deducted from assets)

------------------------------ ------------- ------------ ----------- -------------- ---------- -----------
                                                                      Total Annual
                                Management   Distribution   Other       Operating       Fee        Net
Fund                               Fees         Fees       Expenses     Expenses      Waiver*    Expenses
------------------------------ ------------- ------------ ----------- -------------- ---------- -----------
Citizens Small Cap Index Fund
------------------------------ ------------- ------------ ----------- -------------- ---------- -----------
  Standard shares                  0.50%         0.25%       5.93%         6.68%        5.13%      1.55%
------------------------------ ------------- ------------ ----------- -------------- ---------- -----------

                                    Example

------------------------------ ------------------- ------------------ ----------------- -------------------
Fund                                One Year          Three Years        Five Years         Ten Years
------------------------------ ------------------- ------------------ ----------------- -------------------
Citizens Small Cap Index Fund
------------------------------ ------------------- ------------------ ----------------- -------------------
  Standard shares                     $158              $1,954             $3,203             $6,145
------------------------------ ------------------- ------------------ ----------------- -------------------

     On page 23, under "Citizens Small Cap Index Fund," the third sentence of the first paragraph is deleted and the following is substituted:

     During normal market conditions, at least 65% of the companies that make up the Citizens Small Cap Index will have market capitalizations in the range of $50 million to $3.5 billion at the time they are selected for the Index.

     On page 23, under "Citizens Small Cap Index Fund," the first sentence of the second paragraph is deleted and the following is substituted:

     The fund tries to achieve a 95% correlation, before expenses, with the performance of the Index.

     On page 23 (carrying over to page 24), under "Citizens Small Cap Index Fund," the following sentence is added immediately prior to the last sentence of the second paragraph:

     Once the fund reaches a size where it is practical to do so, the fund expects that under normal market conditions it will maintain at least an 80% match between the fund's equity holdings and the composition of the Citizens Small Cap Index.

     On page 24, the last sentence of the first full paragraph is deleted and the following is substituted:

     The fund's turnover rate is not expected to exceed 35% annually.